EXHIBIT 16



Lord Abbett Global Fund, Inc.
         (Equity Series)
Post Effective Amendment No. 10 on Form N-1A

Class A shares

Results of a $1,000 investment reflecting the maximum sales charge (5.75) and the reinvestment of all distributions:


                    FISCAL YEAR ENDING DECEMBER 31, 1996


   P(1+T)N = ERV
       1 YEAR                    5 YEARS                  LIFE OF SERIES
       ------                    --------                 --------------


      $1,022                      $1,379                   $1,710

    P = 1,000                    P= 1,000                 P= 1,000

       N = 1                       N= 5                    N= 8.25

     ERV =1,022                  ERV =1,379              ERV= 1,710


                     T = Average annual total return


 1,000 (1+T) = 1,022      1,000 (1+T)5  = 1,379       1000[1+T]8.25  = 1,710


  (1+T)      = 1,022      (1+T)5        = 1,379        [1+T]8.25 =   1,710
               ------                    ------                      -----
               1,000                     1,000                      1,000

1+T          = 1,022         1+T      = [1,379].20     [1+T]   =  [1,710]0.1212
               -----                    -------                   -------
               1,000                    [1,000]                   [1,000]


 T          = [1,022] - 1       T     = [1,379]20 -1     T  =     [1,710]0.1212
              -------                   -------                   -------
              [1,000]                   [1,000]                   [1,000]    -1


 T          =  2.20%            T     =   6.64%         T   =     6.72%


                  *The Fund's Equity Series commenced operations on 9/30/88

Lord Abbett Global Fund, Inc.
         (Equity Series)
Post Effective Amendment No. 10 on Form N-1A

Class B shares

Results of a $1,000 investment reflecting a 5% contingent deferred sales charge and the reinvestment of all distributions:


                    FISCAL YEAR ENDING DECEMBER 31, 1996


   P(1+T)N = ERV
                                 Life of Class
                                 --------------


                                     $994

                                 P   = 1,000

                                 ERV =  994


                         T = Average annual total return


                          1000[1+T] =   994


                              [1+T] =    994
                                        -----
                                        1,000


                              [1+T]  =  [994]
                                       -------
                                       [1,000]


                               T    =    [994]
                                        -------
                                        [1,000]

                                 T =     -60%


        *The Fund's Equity Series Class B shares commenced operations on 8/1/96

Lord Abbett Global Fund, Inc.
         (Equity Series)
Post Effective Amendment No. 10 on Form N-1A

Class C shares

Results of a $1,000 investment reflecting a 1% contingent deferred sale charge and the reinvestment of all distributions:


                    FISCAL YEAR ENDING DECEMBER 31, 1996


   P(1+T)N = ERV
                                 Life of Class
                                 --------------


                                     $1,037

                                 P   = 1,000

                                 ERV =  1,037


                         T = Average annual total return


                          1000[1+T] =   1,037


                              [1+T] =   1,037
                                        -----
                                        1,000


                              [1+T]  = [1,037]
                                       -------
                                       [1,000]


                               T    =   [1,037]
                                        -------
                                        [1,000]

                                 T =    3.70%


        *The Fund's Equity Series Class C shares commenced operations on 8/1/96

Lord Abbett Global Fund, Inc.
         (Income Series)
Post Effective Amendment No. 10 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge (4.75) and the reinvestment of all distributions:


                  FISCAL YEAR ENDING DECEMBER 31, 1996


P(1+T)N = ERV

  1 YEAR                          5 YEARS                  LIFE OF SERIES
  ------                          --------                 --------------


 $1,011                            $1,348                    $1,934

 P = 1,000                        P= 1,000                   P= 1,000

  N = 1                              N= 5                    N= 8.25

ERV = 1,011                       ERV =1,348                ERV= 1,934


                   T = Average annual total return



1,000 (1+T) = 1,011         1,000 (1+T)5 = 1,348      1000[1+T]8.25  = 1,934


(1+T)     = 1,011       (1+T)5  = 1,348           [1+T]8.25  =   [1,934]
            -----                 ------                          -------
            1,000                 1,000                           1,000

1+T    = 1,011           1+T= [1,348].20            [1+T]   =     [1,934].1212
         -----                -------                             -------
         1,000                [1,000]                             [1,000]


T     = [1,011] - 1       T = [1,348].20 -1          T  =        [1,934].1212
         ------               -------                            -------
        [1,000]               [1,000]                            [1,000]     -1


T     =  1.10%            T   =   6.15%                T   =     8.32%


              *The Fund's Income Series commenced operations on 9/30/88

Lord Abbett Global Fund, Inc.
         (Income Series)
Post Effective Amendment No. 10 on Form N-1A

Class B shares

Results of a $1,000 investment reflecting a 5% contingent deferred sales charge and the reinvestment of all distributions:


                    FISCAL YEAR ENDING DECEMBER 31, 1996


   P(1+T)N = ERV
                                 Life of Class
                                 --------------


                                     $1,03

                                 P   = 1,000

                                 ERV =  1,003


                         T = Average annual total return


                          1000[1+T] =   1,003


                              [1+T] =   1,003
                                        -----
                                        1,000


                              1+T  =    1,003 - 1
                                       -------
                                        1,000


                               T    =   [1,003]
                                        -------
                                        [1,000]

                                 T =    0.30%%


        *The Fund's Income Series Class B shares commenced operations on 8/1/96

Lord Abbett Global Fund, Inc.
         (Income Series)
Post Effective Amendment No. 10 on Form N-1A

Class C shares

Results of a $1,000 investment reflecting a 1% contingent deferred sales charge and the reinvestment of all distributions:


                    FISCAL YEAR ENDING DECEMBER 31, 1996


   P(1+T)N = ERV
                                 Life of Class
                                 --------------


                                     $1,063

                                 P   = 1,000

                                 ERV =  1,063


                         T = Average annual total return


                          1000[1+T] =   1,063


                              [1+T] =   1,063
                                        -----
                                        1,000


                               1+T   =  1,063
                                       -------
                                       [1,000]


                               T    =   [1,063]
                                        -------
                                        [1,000]

                                 T =    6.30%


        *The Fund's Income Series Class C shares commenced operations on 7/15/96

Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Global Fund-(Class A shares) Income Series Post-Effective Amendment No.10 on Form N-1A



                            YIELD FORMULA


                      YEAR ENDEDDECEMBER 31, 1996

                    YIELD = 2[(A-B +1)6-1]  = 4.51%
                                 cd


Where:       a =    Fund dividends and interest earned during the period in the amount of $946,272

             b =   Fund expenses accrued for the period (net of reimbursements)
                    in the amount of $162,009

             c = the average daily number of Series shares outstanding during the period that were entitled to receive dividends were
                                   23,873,067

             d = the maximum offering price per Series share on the last day of the period was $8.76

Calculation of yield appearing in the Statement of Additional Information for
Lord Abbett Global Fund- (Class B shares)Income Series   Post-Effective
Amendment No.10 on Form N-1A



                                  YIELD FORMULA


                          YEAR ENDED DECEMBER 31, 1996

                        YIELD = 2[(A-B +1)6-1]  = 4.06   %
                                 cd


Where:      a =     Fund dividends and interest earned during the period in the amount of $2,206

            b = Fund expenses accrued for the period (net of reimbursements) in the amount of $693

            c = the average daily number of Series shares outstanding during the period that were entitled to receive dividends were
                                   56,047

            d = the maximum offering price per Series share on the last day ofthe period was $8.34

Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Global Fund -(Class C shares) Income Series Post-Effective Amendment No.10 on Form N-1A



                              YIELD FORMULA


                       YEAR ENDEDDECEMBER 31, 1996

                     YIELD = 2[(A-B +1)6-1] = 3.98 %
                                   cd


Where:       a =    Fund dividends and interest earned during the period in the amount of $33,995

             b = Fund expenses accrued for the period (net of reimbursements) in the amount of $10,420

             c =  the average daily number of Series shares outstanding during the period that were entitled to receive dividends were
                                       858,646

             d = the maximum offering price per Series share on the last day of the period was $8.34